Exhibit 99.1
PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

 CHESAPEAKE LODGING TRUST REPORTS THIRD QUARTER RESULTS

ANNAPOLIS, MD, November 2, 2015 – Chesapeake Lodging Trust (NYSE:CHSP), a lodging real estate investment trust (REIT), reported today its financial results for the quarter ended September 30, 2015.

HIGHLIGHTS

•	RevPAR: 7.2% pro forma increase for the hotel portfolio over the same period in 2014.

•	Adjusted Hotel EBITDA Margin: 110 basis point pro forma increase to 35.2% for the hotel portfolio over the same period in 2014.

•	Adjusted Hotel EBITDA: $58.1 million.

•	Adjusted Corporate EBITDA: $54.1 million.

•	Adjusted FFO: $42.9 million or $0.73 per diluted common share.

•	Dividend: Increased third quarter 2015 dividend by 14% to $0.40 per common share (5.8% annualized yield based on the closing price of the Trust’s common shares on October 30, 2015).

•	Share Repurchase Program: Authorized to acquire up to $100.0 million of its common shares.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

CONSOLIDATED FINANCIAL RESULTS
The following is a summary of the consolidated financial results for the three and nine months ended September 30, 2015 and 2014 (in millions, except share and per share amounts):

	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014
Total revenue	$165.0	$130.8	$436.4	$354.5

Net income available to common shareholders	$24.8	$26.3	$45.5	$44.8
Net income per diluted common share	$0.42	$0.52	$0.78	$0.89

Adjusted Hotel EBITDA	$58.1	$47.2	$142.8	$116.3

Adjusted Corporate EBITDA	$54.1	$43.5	$129.7	$104.8

AFFO available to common shareholders	$42.9	$32.8	$97.1	$76.4
AFFO per diluted common share	$0.73	$0.65	$1.69	$1.53

Weighted-average number of diluted common shares outstanding	58,991,087	50,567,849	57,536,971	49,758,044

HOTEL OPERATING RESULTS
Management assesses the operating performance of its hotels irrespective of the hotel owner during the periods compared using the following key operating metrics: occupancy, ADR, RevPAR, Adjusted Hotel EBITDA, and Adjusted Hotel EBITDA Margin. The Trust uses the term "pro forma" to refer to metrics that include, or comparisons of metrics that are based on, the operating results of hotels under previous ownership for either a portion of or the entire period. As of September 30, 2015, the Trust owned 22 hotels. Since two of its hotels owned as of September 30, 2015 were acquired during 2015 and another one was acquired in October 2014, the key operating metrics below reflect the pro forma operating results for those hotels for all, or a certain period, of the three and nine months ended September 30, 2015 and 2014.
Included in the following table are comparisons of the key operating metrics for the hotel portfolio for the three and nine months ended September 30, 2015 and 2014 (in thousands, except for ADR and RevPAR):

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

	Three months ended September 30,			Nine months ended September 30,
	2015	2014(1)	Change	2015(1)	2014(1)	Change
Pro forma Occupancy	87.9%	83.5%	440 bps	82.0%	80.8%	120 bps
Pro forma ADR	$237.33	$233.06	1.8%	$230.75	$220.30	4.7%
Pro forma RevPAR	$208.58	$194.50	7.2%	$189.32	$178.09	6.3%

Pro forma Adjusted Hotel EBITDA	$58,087	$52,989	9.6%	$149,630	$137,445	8.9%
Pro forma Adjusted Hotel EBITDA Margin	35.2%	34.1%	110 bps	32.8%	31.8%	100 bps

__________

(1)	Includes results of operations for certain hotels prior to their acquisition by the Trust.
Hotel EBITDA, Adjusted Hotel EBITDA, Adjusted Hotel EBITDA Margin, Corporate EBITDA, Adjusted Corporate EBITDA, FFO, FFO available to common shareholders and AFFO available to common shareholders are non-GAAP financial measures within the meaning of the rules of the Securities and Exchange Commission. See the discussion included in this press release for information regarding these non-GAAP financial measures.
CAPITAL MARKETS ACTIVITY
On September 29, 2015, the Trust's board of trustees authorized a share repurchase program pursuant to which the Trust may acquire up to $100.0 million of its common shares using cash on hand and borrowings under its revolving credit facility. The timing and volume of repurchases will be determined by the Trust's management based on its ongoing assessments of the capital needs of the business, prevailing market prices, general economic and market conditions and other considerations. The repurchase program authorizes the Trust to repurchase its common shares from time to time through open market purchases, negotiated transactions or other means, including Rule 10b5-1 trading plans, in accordance with applicable securities laws and other restrictions. The repurchase program expires in September 2018, but may be suspended or discontinued at any time, and does not obligate the Trust to acquire any particular amount of its shares. As of November 2, 2015, $100.0 million remained available for the repurchase of common shares.
The Trust has not sold any common shares under its continuous at-the-market (ATM) program during 2015.
DIVIDENDS
On July 15, 2015, the Trust paid dividends in the amounts of $0.35 per share to its common shareholders and $0.484375 per share to its preferred shareholders, both of record as of June 30, 2015. On July 30, 2015, the Trust declared dividends in the amounts of $0.40 per share payable to its common shareholders and $0.484375 per share payable to its preferred shareholders, both of record as of September 30, 2015. Both dividends were paid on October 15, 2015.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

2015 OUTLOOK
The Trust is updating its 2015 outlook previously provided on September 29, 2015 to incorporate its third quarter results and recent operating trends and fundamentals. The updated outlook assumes no additional acquisitions, dispositions, or financing transactions (in millions, except RevPAR and per share amounts):

Fourth Quarter 2015	Outlook
	Low	High
CONSOLIDATED:

Net income available to common shareholders	$13.6	$15.2
Net income per diluted common share	$0.23	$0.26

Adjusted Corporate EBITDA	$43.4	$45.2

AFFO available to common shareholders	$31.5	$33.1
AFFO per diluted common share	$0.53	$0.56

Corporate cash general and administrative expense	$2.1	$2.3
Corporate non-cash general and administrative expense	$2.0	$2.0

Weighted-average number of diluted common shares outstanding	59.0	59.0

HOTEL PORTFOLIO:

RevPAR	$179.00	$182.00
Pro forma RevPAR increase over 2014(1)	5.5%	7.5%
Adjusted Hotel EBITDA	$47.5	$49.5
Adjusted Hotel EBITDA Margin	32.1%	32.9%
Pro forma Adjusted Hotel EBITDA Margin increase over 2014(1)	185 bps	260 bps

___________

(1)	The comparable 2014 period includes results of operations for certain hotels prior to their acquisition by the Trust.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

Full Year 2015	Updated Outlook		Previous Outlook
	Low	High	Low	High
CONSOLIDATED:

Net income available to common shareholders	$58.7	$60.3	$60.2	$62.4
Net income per diluted common share	$1.01	$1.04	$1.04	$1.08

Adjusted Corporate EBITDA	$173.1	$174.9	$173.9	$176.5

AFFO available to common shareholders	$128.6	$130.2	$129.8	$132.0
AFFO per diluted common share	$2.22	$2.25	$2.24	$2.28

Corporate cash general and administrative expense	$9.6	$9.8	$9.3	$9.7
Corporate non-cash general and administrative expense	$7.6	$7.6	$7.6	$7.6

Weighted-average number of diluted common shares outstanding	57.9	57.9	57.9	57.9

HOTEL PORTFOLIO:

Pro forma RevPAR	$186.00	$187.00	$187.00	$189.00
Pro forma RevPAR increase over 2014(1)	6.1%	6.6%	6.5%	7.25%
Pro forma Adjusted Hotel EBITDA	$197.1	$199.1	$197.7	$200.7
Pro forma Adjusted Hotel EBITDA Margin	32.6%	32.8%	32.6%	32.8%
Pro forma Adjusted Hotel EBITDA Margin increase over 2014(1)	120 bps	140 bps	115 bps	140 bps

___________

(1)	The comparable 2014 period includes results of operations for certain hotels prior to their acquisition by the Trust.
"We are adjusting our full year outlook to reflect more conservative growth expectations for November and December given weaker than expected business transient demand in October predominantly at our hotels located in the San Francisco and New York markets,” said James L. Francis, Chesapeake Lodging Trust’s President and Chief Executive Officer. "We continue to believe positive fundamentals for the U.S. lodging industry and for the majority of our markets remain intact as we look into 2016 based on favorable convention calendars, our group pace, and the continued expectation that lodging demand growth will exceed lodging supply growth.”
NON-GAAP FINANCIAL MEASURES
The Trust reports the following eight non-GAAP financial measures that it believes are useful to investors as key measures of its operating performance: (1) Hotel EBITDA, (2) Adjusted Hotel EBITDA, (3) Adjusted Hotel EBITDA Margin, (4) Corporate EBITDA, (5) Adjusted Corporate EBITDA, (6) FFO, (7) FFO available to common shareholders and (8) AFFO available to common shareholders. Reconciliations of these non-GAAP financial measures to the most comparable GAAP measure are included in the accompanying financial tables.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

Hotel EBITDA – Hotel EBITDA is defined as net income before interest, income taxes, depreciation and amortization, air rights amortization, corporate general and administrative, and hotel acquisition costs. The Trust believes that Hotel EBITDA provides investors a useful financial measure to evaluate the Trust’s hotel operating performance, excluding the impact of the Trust’s capital structure (primarily interest), the Trust’s asset base (primarily depreciation and amortization), and the Trust’s corporate-level expenses (corporate general and administrative and hotel acquisition costs).
Adjusted Hotel EBITDA – The Trust further adjusts Hotel EBITDA for certain additional recurring and non-recurring items. Specifically, the Trust adjusts for non-cash amortization of intangible assets and liabilities, including ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items. The Trust believes that Adjusted Hotel EBITDA provides investors with another useful financial measure to evaluate the Trust’s hotel operating performance, excluding the effect of these non-cash items.
Adjusted Hotel EBITDA Margin – Adjusted Hotel EBITDA Margin is defined as Adjusted Hotel EBITDA as a percentage of total revenues. The Trust believes that Adjusted Hotel EBITDA Margin provides investors another useful financial measure to evaluate the Trust’s hotel operating performance.
Corporate EBITDA – Corporate EBITDA is defined as net income before interest, income taxes, and depreciation and amortization. The Trust believes that Corporate EBITDA provides investors a useful financial measure to evaluate the Trust’s operating performance, excluding the impact of the Trust’s capital structure (primarily interest expense) and the Trust’s asset base (primarily depreciation and amortization).
Adjusted Corporate EBITDA – The Trust further adjusts Corporate EBITDA for certain additional recurring and non-recurring items. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, including air rights contracts, ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items, and gains (losses) from sales of real estate, which is a non-recurring item. The Trust believes that Adjusted Corporate EBITDA provides investors with another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.
FFO – The Trust calculates FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT), which defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization, impairment charges of depreciable real estate, gains (losses) from sales of real estate, the cumulative effect of changes in accounting principles, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. By excluding the effect of depreciation and amortization and gains (losses)

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

from sales of real estate, both of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance, the Trust believes that FFO provides investors a useful financial measure to evaluate the Trust’s operating performance.
FFO available to common shareholders – The Trust reduces FFO for preferred share dividends and dividends declared on and earnings allocated to unvested time-based awards (consistent with adjustments required by GAAP in reporting net income available to common shareholders and related per share amounts). FFO available to common shareholders provides investors another financial measure to evaluate the Trust’s operating performance after taking into account the interests of holders of the Trust’s preferred shares and unvested time-based awards.
AFFO available to common shareholders – The Trust further adjusts FFO available to common shareholders for certain additional recurring and non-recurring items that are not in NAREIT’s definition of FFO. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, including air rights contracts, ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items. The Trust believes that AFFO available to common shareholders provides investors with another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.
CONFERENCE CALL
The Trust will host a conference call on Monday, November 2, 2015 at 5:00 p.m. Eastern Time to discuss its financial results. Interested individuals are invited to listen to the call by dialing (877) 683-0303 (U.S./Canadian callers) or (706) 643-5037 (International callers). The conference call ID is 53678101. A simultaneous webcast of the call will be available on the Trust’s website at www.chesapeakelodgingtrust.com. It is recommended that participants call or log on 10 minutes ahead of the scheduled start time to ensure proper connection.
A replay of the conference call will be available two hours after the live call until midnight on November 9, 2015. To access the replay, dial (855) 859-2056 (U.S./Canadian callers) or (404) 537-3406 (International callers). The conference call ID is 53678101. A webcast replay and transcript of the conference call will be archived and available on the Trust’s website for 12 months.
ABOUT CHESAPEAKE LODGING TRUST
Chesapeake Lodging Trust is a self-advised lodging real estate investment trust (REIT) focused on investments primarily in upper-upscale hotels in major business and convention markets and, on a selective basis, premium select-service hotels in urban settings or unique locations in the United States. The Trust owns 22 hotels with an aggregate of 6,699 rooms in nine states and the District of Columbia. Additional information can be found on the Trust’s website at www.chesapeakelodgingtrust.com.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

Note: This press release contains forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts, such as the Trust’s expectations regarding the future Hotel EBITDA and Adjusted Hotel EBITDA of its existing hotels and the Trust’s fourth quarter and full year 2015 outlook. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: U.S. economic conditions generally and the real estate market and the lodging industry specifically; management and performance of the Trust's hotels; supply and demand for hotel rooms in the Trust's markets; the Trust's competition; the Trust’s ability to continue to satisfy complex rules in order for it to remain a REIT for federal income tax purposes; and other risks and uncertainties associated with the Trust’s business described in its filings with the SEC. Although the Trust believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this release is as of November 2, 2015, and the Trust undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Trust’s expectations, except as required by law.

CHESAPEAKE LODGING TRUST
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	September 30, 2015	December 31, 2014
	(unaudited)
ASSETS
Property and equipment, net	$1,939,257	$1,580,427
Intangible assets, net	36,558	36,992
Cash and cash equivalents	45,735	29,326
Restricted cash	42,548	43,387
Accounts receivable, net	26,514	13,102
Prepaid expenses and other assets	18,150	10,637
Deferred financing costs, net	6,965	6,064
Total assets	$2,115,727	$1,719,935

LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt	$783,915	$551,723
Accounts payable and accrued expenses	66,636	53,442
Other liabilities	46,475	32,788
Total liabilities	897,026	637,953

Commitments and contingencies

Preferred shares, $.01 par value; 100,000,000 shares authorized; Series A Cumulative Redeemable Preferred Shares; 5,000,000 shares issued and outstanding ($127,422 liquidation preference)	50	50
Common shares, $.01 par value; 400,000,000 shares authorized; 59,658,985 shares and 54,818,064 shares issued and outstanding, respectively	597	548
Additional paid-in capital	1,295,970	1,138,391
Cumulative dividends in excess of net income	(77,120)	(57,007)
Accumulated other comprehensive loss	(796)	—
Total shareholders’ equity	1,218,701	1,081,982
Total liabilities and shareholders’ equity	$2,115,727	$1,719,935

SUPPLEMENTAL CREDIT INFORMATION:
Fixed charge coverage ratio(1)	2.95	2.65
Leverage ratio(1)	33.1%	31.1%
______________

(1)	Calculated as defined under the Trust’s revolving credit facility.

CHESAPEAKE LODGING TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
REVENUE
Rooms	$128,388	$102,473	$332,948	$271,430
Food and beverage	29,620	22,883	86,032	69,214
Other	7,001	5,484	17,464	13,835
Total revenue	165,009	130,840	436,444	354,479

EXPENSES
Hotel operating expenses:
Rooms	27,826	21,985	75,070	61,930
Food and beverage	22,769	17,860	64,730	52,800
Other direct	2,061	2,234	5,300	6,013
Indirect	54,111	42,641	148,140	118,423
Total hotel operating expenses	106,767	84,720	293,240	239,166
Depreciation and amortization	18,306	12,466	51,162	37,488
Air rights contract amortization	130	130	390	390
Corporate general and administrative	4,019	3,694	13,094	11,505
Hotel acquisition costs	19	60	854	60
Total operating expenses	129,241	101,070	358,740	288,609

Operating income	35,768	29,770	77,704	65,870

Interest income	—	8	—	8
Interest expense	(8,287)	(6,963)	(23,634)	(20,477)
Gain on sale of hotel	—	7,006	—	7,006

Income before income taxes	27,481	29,821	54,070	52,407

Income tax expense	(301)	(1,133)	(1,293)	(292)

Net income	27,180	28,688	52,777	52,115

Preferred share dividends	(2,422)	(2,422)	(7,266)	(7,266)
Net income available to common shareholders	$24,758	$26,266	$45,511	$44,849

Net income per common share:
Basic	$0.42	$0.52	$0.79	$0.90
Diluted	$0.42	$0.52	$0.78	$0.89

Weighted-average number of common shares outstanding:
Basic	58,552,800	50,141,513	57,107,919	49,364,637
Diluted	58,991,087	50,567,849	57,536,971	49,758,044

CHESAPEAKE LODGING TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2015	2014
Cash flows from operating activities:
Net income	$52,777	$52,115
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	51,162	37,488
Air rights contract amortization	390	390
Deferred financing costs amortization	1,410	1,950
Gain on sale of hotel	—	(7,006)
Share-based compensation	5,640	4,311
Other	(613)	771
Changes in assets and liabilities:
Accounts receivable, net	(11,590)	(8,958)
Prepaid expenses and other assets	(4,821)	26
Accounts payable and accrued expenses	8,311	4,629
Other liabilities	5,972	(22)
Net cash provided by operating activities	108,638	85,694

Cash flows from investing activities:
Acquisition of hotels, net of cash acquired	(255,249)	—
Disposition of hotel, net of cash sold	—	31,933
Deposit on hotel acquisition	—	(42,142)
Improvements and additions to hotels	(30,044)	(67,500)
Change in restricted cash	839	(5,680)
Net cash used in investing activities	(284,454)	(83,389)

Cash flows from financing activities:
Proceeds from sale of common shares, net of underwriting fees	153,962	144,320
Payment of offering costs related to sale of common shares	(276)	(378)
Borrowings under revolving credit facility	315,000	85,000
Repayments under revolving credit facility	(200,000)	(50,000)
Proceeds from issuance of mortgage debt	—	90,000
Scheduled principal payments on mortgage debt	(7,650)	(67,326)
Payment of deferred financing costs	(2,311)	(1,980)
Payment of dividends to common shareholders	(57,536)	(42,455)
Payment of dividends to preferred shareholders	(7,266)	(7,266)
Repurchase of common shares	(1,698)	(438)
Net cash provided by financing activities	192,225	149,477
Net increase in cash	16,409	151,782
Cash and cash equivalents, beginning of period	29,326	28,713
Cash and cash equivalents, end of period	$45,735	$180,495

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table reconciles net income to Hotel EBITDA, Adjusted Hotel EBITDA, pro forma Adjusted Hotel EBITDA, and pro forma Adjusted Hotel EBITDA Margin for the three and nine months ended September 30, 2015 and 2014:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Net income	$27,180	$28,688	$52,777	$52,115
Add: Interest expense	8,287	6,963	23,634	20,477
Income tax expense	301	1,133	1,293	292
Depreciation and amortization	18,306	12,466	51,162	37,488
Air rights contract amortization	130	130	390	390
Corporate general and administrative	4,019	3,694	13,094	11,505
Hotel acquisition costs	19	60	854	60
Less: Interest income	—	(8)	—	(8)
Hotel EBITDA	58,242	53,126	143,204	122,319

Less: Non-cash amortization(1)	(155)	1,119	(416)	970
Gain on sale of hotel	—	(7,006)	—	(7,006)
Adjusted Hotel EBITDA	58,087	47,239	142,788	116,283

Add: Prior owner Hotel EBITDA(2)	—	6,500	6,842	23,255
Less: Hotel EBITDA of hotel sold(3)	—	(750)	—	(2,093)
Pro forma Adjusted Hotel EBITDA	$58,087	$52,989	$149,630	$137,445

Total revenue	$165,009	$130,840	$436,444	$354,479
Add: Prior owner total revenue(2)	—	26,439	20,286	82,970
Less: Total revenue of hotel sold(3)	—	(1,803)	—	(5,166)
Pro forma total revenue	$165,009	$155,476	$456,730	$432,283

Pro forma Adjusted Hotel EBITDA Margin	35.2%	34.1%	32.8%	31.8%
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and unfavorable contract liability.

(2)	Reflects results of operations for certain hotels prior to our acquisition.

(3)	Reflects results of operations for the Courtyard Anaheim at Disneyland Resort which was sold on September 30, 2014.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table reconciles net income to Corporate EBITDA and Adjusted Corporate EBITDA for the three and nine months ended September 30, 2015 and 2014:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Net income	$27,180	$28,688	$52,777	$52,115
Add: Interest expense	8,287	6,963	23,634	20,477
Income tax expense	301	1,133	1,293	292
Depreciation and amortization	18,306	12,466	51,162	37,488
Less: Interest income	—	(8)	—	(8)
Corporate EBITDA	54,074	49,242	128,866	110,364

Add: Hotel acquisition costs	19	60	854	60
Less: Non-cash amortization(1)	(25)	1,248	(26)	1,359
Gain on sale of hotel	—	(7,006)	—	(7,006)
Adjusted Corporate EBITDA	$54,068	$43,544	$129,694	$104,777
____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

The following table reconciles net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the three and nine months ended September 30, 2015 and 2014:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Net income	$27,180	$28,688	$52,777	$52,115
Add: Depreciation and amortization	18,306	12,466	51,162	37,488
Less: Gain on sale of hotel	—	(7,006)	—	(7,006)
FFO	45,486	34,148	103,939	82,597

Less: Preferred share dividends	(2,422)	(2,422)	(7,266)	(7,266)
Dividends declared on unvested time-based awards	(153)	(128)	(426)	(385)
Undistributed earnings allocated to unvested time-based awards	(8)	(84)	—	—
FFO available to common shareholders	42,903	31,514	96,247	74,946

Add: Hotel acquisition costs	19	60	854	60
Less: Non-cash amortization(1)	(25)	1,248	(26)	1,359
AFFO available to common shareholders	$42,897	$32,822	$97,075	$76,365

FFO per common share:
Basic	$0.73	$0.63	$1.69	$1.52
Diluted	$0.73	$0.62	$1.67	$1.51

AFFO per common share:
Basic	$0.73	$0.65	$1.70	$1.55
Diluted	$0.73	$0.65	$1.69	$1.53

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

___________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

The following table reconciles forecasted net income to Hotel EBITDA, Adjusted Hotel EBITDA, pro forma Adjusted Hotel EBITDA, and pro forma Adjusted Hotel EBITDA Margin for the three months and year ending December 31, 2015:

	Three Months Ending December 31, 2015		Year Ending December 31, 2015
	Low	High	Low	High
Net income	$16,160	$17,760	$68,960	$70,560
Add: Interest expense	8,220	8,220	31,850	31,850
Income tax expense	1,100	1,300	2,390	2,590
Depreciation and amortization	17,940	17,940	69,100	69,100
Air rights contract amortization	130	130	520	520
Corporate general and administrative	4,100	4,300	17,190	17,390
Hotel acquisition costs	—	—	860	860
Hotel EBITDA	47,650	49,650	190,870	192,870

Less: Non-cash amortization(1)	(150)	(150)	(580)	(580)
Adjusted Hotel EBITDA	47,500	49,500	190,290	192,290

Add: Prior owner Hotel EBITDA(2)	—	—	6,840	6,840
Pro forma Adjusted Hotel EBITDA	$47,500	$49,500	$197,130	$199,130

Total revenue	$147,750	$150,500	$584,190	$586,940
Add: Prior owner total revenue(2)	—	—	20,290	20,290
Pro forma total revenue	$147,750	$150,500	$604,480	$607,230

Pro forma Adjusted Hotel EBITDA Margin	32.1%	32.9%	32.6%	32.8%
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and unfavorable contract liability.

(2)	Reflects results of operations for certain hotels prior to our acquisition.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table reconciles forecasted net income to Corporate EBITDA and Adjusted Corporate EBITDA for the three months and year ending December 31, 2015:

	Three Months Ending December 31, 2015		Year Ending December 31, 2015
	Low	High	Low	High
Net income	$16,160	$17,760	$68,960	$70,560
Add: Interest expense	8,220	8,220	31,850	31,850
Income tax expense	1,100	1,300	2,390	2,590
Depreciation and amortization	17,940	17,940	69,100	69,100
Corporate EBITDA	43,420	45,220	172,300	174,100

Add: Hotel acquisition costs	—	—	860	860
Less: Non-cash amortization(1)	(20)	(20)	(60)	(60)
Adjusted Corporate EBITDA	$43,400	$45,200	$173,100	$174,900

____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table reconciles forecasted net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the three months and year ending December 31, 2015:

	Three Months Ending December 31, 2015		Year Ending December 31, 2015
	Low	High	Low	High
Net income	$16,160	$17,760	$68,960	$70,560
Add: Depreciation and amortization	17,940	17,940	69,100	69,100
FFO	34,100	35,700	138,060	139,660

Less: Preferred share dividends	(2,420)	(2,420)	(9,690)	(9,690)
Dividends declared on unvested time-based awards	(130)	(130)	(560)	(560)
Undistributed earnings allocated to unvested time-based awards	—	—	—	—
FFO available to common shareholders	31,550	33,150	127,810	129,410

Add: Hotel acquisition costs	—	—	860	860
Less: Non-cash amortization(1)	(20)	(20)	(60)	(60)
AFFO available to common shareholders	$31,530	$33,130	$128,610	$130,210

FFO per common share:
Basic	$0.54	$0.57	$2.22	$2.25
Diluted	$0.53	$0.56	$2.21	$2.23

AFFO per common share:
Basic	$0.54	$0.57	$2.24	$2.27
Diluted	$0.53	$0.56	$2.22	$2.25

Weighted-average number of common shares outstanding:
Basic	58,559	58,559	57,474	57,474
Diluted	59,019	59,019	57,915	57,915
____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
CURRENT HOTEL PORTFOLIO

Hotel		Location	Rooms	Acquisition Date
1	Hyatt Regency Boston	Boston, MA	502	March 18, 2010
2	Hilton Checkers Los Angeles	Los Angeles, CA	193	June 1, 2010
3	Boston Marriott Newton	Newton, MA	430	July 30, 2010
4	Le Meridien San Francisco	San Francisco, CA	360	December 15, 2010
5	Homewood Suites Seattle Convention Center	Seattle, WA	195	May 2, 2011
6	W Chicago – City Center	Chicago, IL	403	May 10, 2011
7	Hotel Indigo San Diego Gaslamp Quarter	San Diego, CA	210	June 17, 2011
8	Courtyard Washington Capitol Hill/Navy Yard	Washington, DC	204	June 30, 2011
9	Hotel Adagio San Francisco, Autograph Collection	San Francisco, CA	171	July 8, 2011
10	Denver Marriott City Center	Denver, CO	613	October 3, 2011
11	Hyatt Herald Square New York	New York, NY	122	December 22, 2011
12	W Chicago – Lakeshore	Chicago, IL	520	August 21, 2012
13	Hyatt Regency Mission Bay Spa and Marina	San Diego, CA	429	September 7, 2012
14	The Hotel Minneapolis, Autograph Collection	Minneapolis, MN	222	October 30, 2012
15	Hyatt Place New York Midtown South	New York, NY	185	March 14, 2013
16	W New Orleans – French Quarter	New Orleans, LA	97	March 28, 2013
17	Le Meridien New Orleans	New Orleans, LA	410	April 25, 2013
18	Hyatt Fisherman’s Wharf	San Francisco, CA	316	May 31, 2013
19	Hyatt Santa Barbara	Santa Barbara, CA	205	June 27, 2013
20	JW Marriott San Francisco Union Square	San Francisco, CA	337	October 1, 2014
21	Royal Palm South Beach Miami, a Tribute Portfolio Resort	Miami Beach, FL	393	March 9, 2015
22	Ace Hotel and Theater Downtown Los Angeles	Los Angeles, CA	182	April 30, 2015
			6,699